UNITED STATE SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Filed by a Party Other Than the Registrant ☐
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
BERLINER COMMUNICATIONS, INC.
(Name of the Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 27, 2006
Dear Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Berliner Communications, Inc. (the “Company”), which is to be held at the Bahia Mar Beach Resort and Yachting Center, 801 Sea Breeze Boulevard, Fort Lauderdale, Florida 33316, on Monday, December 18, 2006, commencing at 9:00 AM (Eastern Standard Time). The Company urges you to be present in person or to be represented by proxy at the Annual Meeting.
     This Notice of Annual Meeting and the Proxy Statement fully describe the purposes for the Annual Meeting, which include the following: (i) to elect two Class I directors to serve until the 2009 Annual Meeting, and until his or her successor is duly elected and qualified; (ii) to ratify the selection of BDO Seidman LLP as independent auditor of the Company for the fiscal year ending June 30, 2007; and (iii) to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
     The Company’s Board of Directors (the “Board”) believes that a favorable vote on each of the matters to be considered at the Annual Meeting is in the best interest of the Company and its stockholders, and the Board unanimously recommends a vote “FOR” each of those matters. Accordingly, the Company urges you to review the accompanying material carefully and to return the enclosed proxy promptly.
     The Board has fixed Wednesday, October 25, 2006, as the record date for the determination of the stockholders who will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting at the Company’s offices, 20 Bushes Lane, Elmwood Park, New Jersey 07407, and it also will be available for inspection at the Annual Meeting.
     Officers of the Company will be present to help host the Annual Meeting and to respond to any questions from stockholders. Regardless of whether or not you expect to attend the Annual Meeting, please mark, sign, date and return the enclosed proxy without delay. You may vote in person even if you have previously returned a proxy.
Sincerely,

Richard B. Berliner
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2006
BERLINER COMMUNICATIONS, INC
INFORMATION CONCERNING PROXY
RECORD DATE AND OUTSTANDING VOTING SECURITIES
QUORUM, ABSTENTIONS AND BROKER NON-VOTES
VOTE REQUIRED
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED DIRECTOR NOMINEES
INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS
CLASS I DIRECTORS FOR ELECTION AT 2006 MEETING — TERM EXPIRES IN 2009
CLASS II CONTINUING DIRECTOR — TERM EXPIRES IN 2007
CLASS III CONTINUING DIRECTOR — TERM EXPIRES IN 2008
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
THE BOARD AND ITS COMMITTEES
COMPENSATION OF DIRECTORS
REPORT OF AUDIT COMMITTEE
AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
OPTION GRANTS DURING FISCAL YEAR 2006
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2005
EMPLOYMENT AGREEMENTS
REPORT OF BOARD REGARDING EXECUTIVE COMPENSATION
PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION, INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION
MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2
AUDIT FEES
OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
APPENDIX A
RESPONSIBILITIES
QUORUM

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2006
     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Berliner Communications, Inc. (the “Company”), a Delaware corporation, will be held at the Bahia Mar Beach Resort and Yachting Center, 801 Sea Breeze Boulevard, Fort Lauderdale, Florida 33316, on Monday, December 18, 2006, commencing at 9:00 AM (Eastern Standard Time).
     The Annual Meeting will be convened for the following purposes:
1.	to elect two Class I directors to serve until the 2009 Annual Meeting and until his or her successor is duly elected and qualified;

2.	to ratify the selection of BDO Seidman, LLP as independent registered public accountant (“Auditor”) of the Company for the fiscal year ending June 30, 2007; and

3.	to transact any other business that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
     The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. A copy of the Company’s 2006 Annual Report to Stockholders, which includes audited financial statements, is also enclosed with this notice.
     Only stockholders of record on Wednesday, October 25, 2006, are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available for inspection during ordinary business hours at least 10 days prior to the Annual Meeting in the Company’s offices at 20 Bushes Lane, Elmwood Park, New Jersey 07404 and it will also be available for inspection at the Annual Meeting.
     Each vote is important. To ensure that it is cast, the enclosed proxy should be marked, signed, dated and returned as promptly as possible in the postage-prepaid envelope that has been enclosed for that purpose. A stockholder may vote in person even if he or she has previously returned a proxy.
By Order of the Board of Directors,

Richard B. Berliner
Chief Executive Officer
Elmwood Park, New Jersey
October 27, 2006

BERLINER COMMUNICATIONS, INC.
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2006
DATE, TIME AND PLACE OF MEETING
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Berliner Communications, Inc., a Delaware corporation (the “Company”), of proxies from the holders of the Company’s common stock, par value $.00002 per share (the “Common Stock”), for use at the Company’s 2006 Annual Meeting of Stockholders (the “Annual Meeting”) or at any postponement or adjournment thereof, for the purposes set forth herein and in the Notice of Annual Meeting of Stockholders. The Annual Meeting is to be held at the Bahia Mar Beach Resort and Yachting Center, 801 Sea Breeze Boulevard, Fort Lauderdale, Florida 33316, on Monday, December 18, 2006, commencing at 9:00 AM (Eastern Standard Time).
     This Proxy Statement and the enclosed form of proxy are first being sent to stockholders on or about October 27, 2006. Stockholders should review the information provided herein in conjunction with the Company’s 2006 Annual Report to Stockholders (the “Annual Report”), which accompanies this Proxy Statement.
     The Company’s principal executive offices are located at 20 Bushes Lane, Elmwood Park, New Jersey 07407 and its telephone number is (201) 791-3200.
INFORMATION CONCERNING PROXY
     The enclosed proxy is solicited on behalf of the Board. The giving of a proxy does not preclude the right to vote in person should any stockholder giving a proxy so desire. Stockholders have the unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary, at the Company’s headquarters, a written revocation or duly executed proxy bearing a later date. However, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.
     All shares represented by valid proxies at the Annual Meeting, unless the stockholder otherwise specifies, will be voted “FOR” the proposals (1) and (2) described in the Notice of Annual Meeting and at the discretion of the proxy holders with respect to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Annual Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be cast accordingly.
     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

RECORD DATE AND OUTSTANDING VOTING SECURITIES
     October 25, 2006, is the record date (the “Record Date”) for determining the stockholders who will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had issued and outstanding approximately 17,034,857 shares of issued and outstanding Common Stock held by approximately 1,200 stockholders of record.
     Each share of Common Stock is entitled to one vote. The Common Stock constitutes the only outstanding securities of the Company that can vote at the Annual Meeting. The Company currently has no other class of security issued or outstanding.
QUORUM, ABSTENTIONS AND BROKER NON-VOTES
     The presence at the Annual Meeting, either in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. If less than a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting, a majority of the shares of Common Stock so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.
     Prior to the Annual Meeting, the Company will select an inspector of elections for the Annual Meeting, who will be a designee of the Company’s transfer agent. Such inspector will determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.
     Under Delaware law, abstentions and broker “non-votes,” which are proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, will be counted for determining whether a quorum is present, but will not be counted as votes cast.
VOTE REQUIRED
     The nominee receiving the greatest number of votes cast by those entitled to vote will be elected. For all other matters submitted at the meeting, an affirmative vote of the majority of the shares present in person or by proxy is necessary.
AS A MATTER OF POLICY, PROXIES, BALLOTS AND VOTING TABULATIONS THAT IDENTIFY INDIVIDUAL SHAREHOLDERS ARE HELD CONFIDENTIAL BY THE COMPANY, SUCH DOCUMENTS AE AVAILABLE FOR EXAMINATION ONLY BY THE ELECTION INSPECTORS WHO TABULATE THE VOTES. THE IDENTITY OF THE VOTE OF ANY SHAREHOLDER IS NOT DISCLOSED, EXCEPT AS MAY BE NECESSARY, TO MEET LEGAL REQUIREMENTS.

WHERE TO ADDRESS QUESTIONS REGARDING THE PROPOSALS AND HOW TO OBTAIN ADDITIONAL COPIES
Questions on Proposals
     If you have additional questions regarding the proposals discussed in this Proxy Statement, you should contact: Berliner Communications, Inc., 20 Bushes Lane, Elmwood Park, New Jersey 07407, Telephone Number: 201-791-3200, Fax Number: 201-791-3555, and email: Patrick G. Mackey (pmackey@bcisites.com).
Additional Copies and Questions on Common Stock
     If you would like additional copies of this Proxy Statement, or if you have any questions with respect to voting your shares, you should contact the Company’s transfer agent: American Stock Transfer & Trust Company; Attention: Proxy Department, 59 Maiden Way, New York, New York 10038.

PROPOSAL 1
ELECTION OF DIRECTORS
     The Board is divided into three classes designated Class I, Class II and Class III. Directors in each class serve for a term of three years and until their successors are duly elected and qualified. There are two director seats in each of Class I and Class II and a single director seat in Class III. The term of one class expires at each successive Annual Meeting.
     At the Annual Meeting, two individuals will be elected as a Class I directors, to serve until the Annual Meeting in 2009 and until his successor is duly elected and qualified. The nominees for election at the Annual Meeting as a Class I directors of the Board are Peter J. Mixter and Mehran Nazari.
     Under the Company’s bylaws, directors are elected by a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Proxy holders may not vote proxies for a greater number of individuals than the nominee named. Unless otherwise instructed, proxy holders will vote proxies for the nominee.
     If elected, Messrs. Mixter and Nazari will each serve as a director until the 2009 Annual Meeting and until his successor is duly elected and qualified or until his earlier resignation or removal. Information about the nominee is set forth in the following section regarding current directors.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED DIRECTOR NOMINEES.
INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS
     The following table and biographical descriptions set forth certain information with respect to the nominee for election as Class I directors at the Annual Meeting and the continuing directors whose terms expire at the 2007 and 2008 Annual Meetings.
CLASS I DIRECTORS FOR ELECTION AT 2006 MEETING — TERM EXPIRES IN 2009
     Peter J. Mixter, 54, has been one of the Company’s directors since July 9, 2004. Since May 30, 2006, Mr. Mixter has been Managing Director and Head of the Healthcare Industry Practice of Sanders Morris Harris Group, an investment bank. He was a private investor from 1999 to 2006. From 1980 to 1999, Mr. Mixter was employed by Lehman Brothers, an investment bank, serving most recently as Managing Director of the Healthcare Corporate Finance Group and as a member of the Global Healthcare Management Committee. Prior to joining Lehman Brothers, Mr. Mixter served as an Assistant Secretary and Lending Officer for the New England Division of Manufacturers Hanover Trust. He received a Bachelor of Arts degree from the University of Vermont and a Master of Business Administration degree from Columbia University Graduate School of Business.
     Since June 2006, Mr. Mixter has been a director of Greyshirke European Master Fund, a European hedge fund, and a director of three related companies: Greyshirke European Fund, Greyshirke Capital (Cayman) Limited and Greyshirke General Partner Limited.
     Mehran Nazari, 46, has been the President and Chief Operating Officer of Advanced Generation Telecom Group, Inc., a wireless and telecommunications consulting and strategic planning company since 2001. From 2000 to 2001, he was Director of Engineering of Kurtis & Associates, PLC, another wireless and telecommunications consulting and strategic planning company. He received a Bachelor of Science degree from George Washington University.
CLASS II CONTINUING DIRECTOR — TERM EXPIRES IN 2007
     John Stevens Robling, Jr., 55, has been one of the Company’s directors since June 5, 2001. He is Managing Director of the Liati Group. He also served in various capacities, including as the Company’s

Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, from September 22, 1999, through August 31, 2000. Prior to his appointment to these positions, Mr. Robling was Chief Financial Officer of AxisTel Communications, Inc., one of the Company’s subsidiaries, and PhoneFree.com, Inc. (now Gemini Voice Solutions, Inc.), one of the Company’s minority interests. Before joining AxisTel in 1998, Mr. Robling was an independent financial advisor and specialized in offering private equity investment services to various clients. From 1992 to 1997, Mr. Robling was a principal, board member and investment committee member of Hamilton Lane Advisors, Inc. Hamilton Lane is a private equity-consulting firm headquartered in Philadelphia. Prior to joining Hamilton Lane, Mr. Robling was a Vice President at Lazard Freres & Co. in its International and Mergers and Acquisitions Departments. He was also a member of the Country Advisory Group, an informal partnership among Lazard Freres, S.G. Warburg and Lehman Brothers, which advised the sovereign governments of developing countries. In connection with these engagements, Mr. Robling provided financial advisory services to national telecommunications authorities and multi-national telecommunications companies. Mr. Robling received a Bachelor of Arts degree, with distinction, from Georgetown University and a Master of Business Administration degree from the University of Chicago.
     Richard B. Berliner, 53, has been one of the Company’s directors, and Chief Executive Officer and Chairman of the Board since February 18, 2005. He has been the Chief Executive Officer and Chairman of the Board of Old Berliner since 1995. He previously served as Executive Vice President of Communications Development Systems and responsible for managing sales, marketing and customer activities for construction services to wireless carriers. Mr. Berliner also held multiple senior executive positions with AAT Communications, Inc., a communications-oriented property management firm, and Drive Phone, Inc., a major distributor of wireless telephones and services. He received a Bachelor of Arts degree from Rutgers College.
CLASS III CONTINUING DIRECTOR — TERM EXPIRES IN 2008
     Mark S. Dailey, 48, is a private investor who from 1999 to 2004 held senior executive management positions including Executive Vice President, Sales and Marketing of Intralinks, Inc., a venture-funded secure document distribution company, Chief Operating Officer of LexiQuest, Inc., a technology-based company exploiting linguistics and natural language processing in developing software tools to manage, access and retrieve large Intranet document collections and Chief Operating Officer of Medcast Networks, a venture capital-backed start-up delivering comprehensive medical information to physicians. From 1986 to 1999, Mr. Dailey held various senior level positions with Bloomberg Financial Markets, a global leader in the delivery of international real-time financial information. Prior to joining Bloomberg, Mr. Dailey worked for several investment banking firms.
     Mark S. Dailey has been designated by the previous holders of the Company’s preferred stock pursuant to the terms of that certain Voting Agreement executed in connection with the Acquisition. We, along with the previous holders of the Company’s preferred stock and Old Berliner agreed that, beginning on the date we filed an amendment to our certificate of incorporation, which occurred on September 16, 2005, (the “Effective Time”) until the date that the previous holders of the Company’s Series B Convertible Preferred Stock and the Series D Convertible Preferred Stock (the “Converted Preferred Stockholders”) collectively hold less than 30% of the shares of Common Stock held by the Converted Preferred Stockholders at the Effective Time, Old Berliner will nominate for election, vote all shares of the Company’s Common Stock that Old Berliner now holds or will hold in the future for, and otherwise support, one individual designated by the holders of 75% of the Common Stock held by the Converted Preferred Stockholders to the Company’s Board, assuming that there are five directors, or such other number of director designees as will equal 20% of the total membership of the Company’s Board in the event of any increase in the size of the Board. Old Berliner also agreed not to vote to remove any such director designee unless such removal is requested in writing by holders of 75% of the Common Stock then held by Converted Preferred Stockholders. If any such director designee ceases, any reason, to serve as a member of the Company’s Board during his or her term of office, Old Berliner also agreed to vote all shares of the Company’s Common Stock that Old Berliner now holds or will hold in the future for the election of such new director designee as will be recommended in writing by the holders of 75% of the Common Stock then held by such Converted Preferred Stockholders.
EXECUTIVE OFFICERS
     Albert E. Gencarella, 61, is the Company’s Chief Financial Officer, a role he assumed on July 20, 2006. From April 2006 to July 2006, Mr. Gencarella was a consultant to Berliner. Prior to joining Berliner, he served as

Chief Financial Officer of Dianet Communications, Inc., an early stage company involved in constructing and operating distributed antenna systems for wireless telephone companies from August 2004 to April 2006. From October 2001 to May 2004, he was President of Oceanic Digital Communications, a wireless telephone company with operations in Jamaica and the Netherlands Antilles. Previously, Mr. Gencarella held financial and operating positions with Comcast Corporation, American Cellular Network, Inc., Infopage, Novocomm and Metrocall. Mr. Gencarella was previously employed by Touche Ross & Co. Mr. Gencarella received his Bachelor of Science degree in accounting and Master of Business Administration from the University of Rhode Island.
     Patrick G. Mackey, 60, is the Company’s Senior Vice President and Principal Accounting Officer, a role he assumed on July 20, 2006. From February 18, 2005 to July 19, 2006, he was the Company’s Senior Vice President and Chief Financial Officer. From August 1, 2003 to February 18, 2005, Mr. Mackey was the Company’s Senior Vice President of Accounting. He previously served as the Company’s Senior Vice President of Administration. Mr. Mackey was formerly the Executive Vice President and Chief Financial Officer of Internet Global Services, Inc., one of the Company’s subsidiaries. From December 1998 to March 2000, he was a partner with Tatum CFO Partners, LLP, which assigned him to the Internet Global account. Mr. Mackey was an independent financial consultant from July 1996 to December 1998 working with various start-up companies in the healthcare and software industries. From January 1990 to July 1996, he was a founder and Executive Vice President, Chief Financial Officer and Chief Operating Officer of MultiTechnology Services, Inc., a provider of telephony and cable television in multi-family residential communities. Mr. Mackey received his Bachelor of Science degree in accounting from Louisiana Tech University.
     Michael S. Guerriero, 45, is the Chief Operating Officer of BCI Communications, Inc. (“BCI”), a role he assumed in February 2006. He previously served as the Executive Vice President of the Technical Services organization within BCI from February 2004 to January 2005. From July 2001 to December 2003, Mr. Guerriero held the position of Area Vice President at Sprint responsible for the PCS/wireless network build-out in the Northeast Region. Prior to that position, he was the Director of Engineering for the Northeast and was responsible for the initial design and deployment of the Sprint PCS/wireless network in the NY/NJ/CT metro area. His professional career spans over 20 years and includes a number of technical and leadership positions in the defense and telecommunication industries. Mr. Guerriero received a Bachelor of Science degree in Electrical Engineering from the New Jersey Institute of Technology and is a licensed Professional Engineer.
     Robert Bradley, 31, is the Vice President of Business Development of BCI, a position he has held since July of 2005. Mr. Bradley is responsible for managing at the corporate level all of BCI’s customers, establishing and developing local offices, overseeing quality control of services, and marketing BCI in the telecommunications industry, all while primarily being responsible for generating company sales. Mr. Bradley’s telecommunications career began with BCI in 2001 as a Project Manager in the NewYork/New Jersey market. From 1998 to 2000, he held logistics positions with Sony Corporation and DHL. Mr. Bradley earned his Bachelor of Arts & Science degree from West Virginia University.
Code of Ethics for Senior Officers
     Our board of directors adopted a Code of Ethics for Senior Officers (“Ethics Code”) applicable to the company’s chief executive officer, chief financial officer, corporate controller and employees of the financial department. The Ethics Code sets forth the company’s conflict of interest policy and policies for the protection of the company’s property, business opportunities and proprietary information. The Ethics Code requires prompt disclosure to stockholders of any waiver of the Ethics Code for senior officers made by the board of directors or any committee thereof. A copy of the Ethics Code may be obtained, without charge, by writing to: Berliner Communications, Inc., at 20 Bushes Lane, Elmwood Park, New Jersey 07407, Attention: Investor Relations.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS
     The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of the Record Date by: (1) each person who is a beneficial owner of more than 5% of the Company’s Common Stock, (2) each of the Company’s directors, (3) each of the Company’s Named Executive Officers, and (4) all of the Company’s executive officers and directors as a group. Unless otherwise indicated, the address of each listed stockholder is in care of us at 20 Bushes Lane, Elmwood Park, New Jersey 07407.

	Common Stock (1)
Holders	Number of Shares		Percentage
Richard B. Berliner	13,537,814	(2)	79.5%
Robert Bradley	7,400	(3)	*
Mark S. Dailey	50,000	(4)	*
Albert E. Gencarella	—		*
Michael S. Guerriero	37,500	(5)
Patrick G. Mackey	40,890	(6)	*
Peter J. Mixter	50,167	(7)	*
Mehran Nazari	50,000	(8)	*
John Stevens Robling, Jr.	50,167	(9)	*
CB Private Equity Partners, LP	1,126,289		6.6%
Rock Creek Partners II, LP	1,126,289		6.6%
Officers and Directors as a Group (Nine persons)	13,823,938	(10)	79.8%
Old Berliner	13,537,814	(11)	79.5%

*	Represents less than one percent.

(1)	For purposes of this table, a person is deemed to have beneficial ownership of the number of shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. Percentages have been based on us having 17,034,857 shares of Common Stock issued and outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by any individual listed in this table, any shares of Common Stock that such person has the right to acquire pursuant to the exercise of a stock option exercisable within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Represents shares directly held by Old Berliner that Mr. Berliner may be deemed to beneficially own as a result of his positions as President, Chief Executive Officer and Chairman of the Board of Old Berliner, a corporation of which Mr. Berliner is also approximately a 31% equity owner and the sole director.

(3)	Includes vested options to purchase 7,400 shares of Common Stock

(4)	Includes vested options to purchase 50,000 shares of Common Stock.

(5)	Includes vested options to purchase 37,500 shares of Common Stock.

(6)	Includes (a) 57 shares of Common Stock owned directly and (b) vested options to purchase 40,833 shares of Common Stock.

(7)	Includes vested options to purchase 50,167 shares of Common Stock.

(8)	Includes vested options to purchase 50,000 shares of Common Stock.

(9)	Includes vested options to purchase 50,167 shares of Common Stock.

(10)	Includes vested options to purchase 246,067 shares of Common Stock.

(11)	This information is based on information reported by the stockholder in filings made with the Securities and Exchange Commission (the “Commission”).
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires the Company’s directors, executive officers, and individuals who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and changes in ownership of Common Stock with the Commission. Such persons are required by applicable regulations to furnish us with copies of all Section 16(a) reports that they file.
     To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company, all of the Company’s directors, officers and 10% stockholders have complied with the applicable Section 16(a) reporting requirements for the fiscal year ended June 30, 2006, except for a late filing of a Form 3 by Mark S. Dailey and a Form 4 by Patrick G. Mackey.
THE BOARD AND ITS COMMITTEES
     The business of the Company is managed under the direction of the Board. The Board interacts with management and meets on a regular basis during the Company’s fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2006, the Board had four special meetings and acted by unanimous written consent on four occasions. Each member of the Board participated in at least 75% of such Board and applicable committee meetings held during the fiscal year and the period during which he was a director. One member of the Company’s Board attended the 2005 Annual Meeting of Stockholders. While we encourage all of the Company’s directors to attend the Company’s Annual Meeting of Stockholders, the Board has not adopted any specific policy regarding such attendance.
     The Board is currently comprised of Richard B. Berliner, Mark S. Dailey, Peter J. Mixter, Mehran Nazari, and John Stevens Robling, Jr. Messrs. Dailey, Mixter, Nazari and Robling are considered by the Company to be “independent” as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers Manual (“Rule 4200(a)(15)”). Mr. Berliner serves as Chairman of the Board.
     The Board has established an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of that committee and its current members are set forth below.
The Audit Committee
     The Audit Committee recommends to the Board the appointment of the firm selected to serve as the independent registered public accountant for the Company and its subsidiaries and monitors the performance of any such firm. It also reviews and approves the scope of the audit and evaluates, with the independent registered public accountant, the Company’s audit and annual financial statements, reviews with management the status of internal accounting controls, evaluates issues having a potential financial impact on the Company, which may be brought to the Audit Committee’s attention by management, the independent registered public accountant, or the Board and evaluates public financial reporting documents of the Company. The Audit Committee currently includes Peter J. Mixter, Mehran Nazari and John Stevens Robling, Jr., all of whom are independent under Rule 4200(a)(15). During the fiscal year ended June 30, 2006, the Audit Committee met five times. Mr. Robling currently serves as Chairman of the Audit Committee. Mr. Robling also serves as the Audit Committee’s financial expert.
     The Company does not currently have an Executive Committee, a Compensation Committee or a Nominating Committee. Due to the current size and composition of the Board, the functions customarily attributable to an Executive Committee, a Compensation Committee and a Nominating Committee are performed by the Board as a whole.
     The Company’s Board believes that it is not necessary at present to have a standing nominating committee or a charter with respect to the nomination process because the size and composition allow it to adequately identify and evaluate qualified candidates for directors. However, the Company’s Board may consider appointing such a committee in the future. Currently, each of the Company’s directors participates in the consideration of director nominees, and the evaluation of candidates on the bases of financial literacy, industry knowledge, relevant experience, stockholder status, moral character, Rule 4200(a)(15) independence and willingness and ability to serve. Aside from the foregoing qualities, the Board does not have a minimum set of qualifications that must be met by nominees. Mr. Dailey was nominated to serve as a member of the Company’s Board by the previous holders of its preferred stock pursuant to the terms of the Voting Agreement. Messrs. Mixter and Nazari were nominated by the Board, as a whole, for election as a Class I director at this year’s Annual Meeting.
     Nominees that any of the Company’s stockholders would like the Company’s Board to consider for election at the next Annual Meeting must be received by the Company at 20 Bushes Lane, Elmwood Park, New Jersey 07407, by June 30, 2007, in order for them to be considered by the Company’s Board for nomination. Specific instructions for such stockholder nominations may be found on Page 19 of this Proxy Statement.
     If a position on the Board were to unexpectedly become vacant, it would be filled by the Board and all remaining directors would participate in the selection of an appropriate individual to fill the vacancy. The newly appointed director would serve out the remainder of the term of the director whose position became vacant.
COMPENSATION OF DIRECTORS
     Each independent director received $1,000 for each Board and committee meeting attended in person and $500 for each Board and committee meeting attended by conference call, with the exception of members of the Audit Committee, who receive $750 for each meeting attended by conference call during the year ended June 30, 2006.
     Commencing in September of 2006, each director will receive $2,000 for each Board and committee meeting attended in person and $1,000 for each Board and committee meeting attended by conference call. The members of the Audit Committee will continue to receive $750 for each meeting attended by conference call. In addition, each independent director will receive a $2,000 annual stipend.
REPORT OF AUDIT COMMITTEE
     The Audit Committee is made up of the following members: Peter J. Mixter, Mehran Nazari and John Stevens Robling, Jr. The Audit Committee operates pursuant to a charter approved and adopted by the Board on September 7, 2000 (a copy of which is attached hereto as Appendix A). In accordance with the charter, all of the members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise.
     The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with the Company the audited financial statements and the footnotes thereto in the Annual Report and discussed with the Company the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Company’s Auditor is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with the Auditor its judgments as to the quality, not just the acceptability, of the Company’s accounting principles generally accepted in the United States of America and such other matters as are required to be discussed by the Audit Committee with the Company’s Auditor under generally accepted auditing standards of the Public Company Oversight Board (United States of America).
     The Audit Committee discussed with the Auditor the Auditor’s independence from management and the Company, and received the written disclosures concerning the Auditor’s independence required by the Independence Standards Board to be made by the Auditor to the Company.
     The Audit Committee also met with the Auditor to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K, as filed with the Commission.
AUDIT COMMITTEE
Peter J. Mixter
Mehran Nazari
John Stevens Robling, Jr.

SUMMARY COMPENSATION TABLE
     The following table sets forth information regarding the compensation awarded to those persons (i) who served or acted as the Company’s principal executive officer, (ii) who were the Company’s other four most highly compensated executive officers and (iii) two persons who would have been one of the most highly compensated executive officers had they been employed by the Company as of June 30, 2006 (the “Named Executive Officers”) for the past three fiscal years.

					Long-term
		Annual Compensation			Compensation
				Other	Securities	All
				Annual	Underlying	Other
Name	Year	Salary	Bonus	Compensation (7)	Options/SAR’s (#)	Compensation ($)(8)
Richard B. Berliner (2)	2006	$243,750	$100,000	$12,462	—	$1,538
Chairman and Chief	2005	$69,231	$—	$4,154	—	$929
Executive Officer

Abert E. Gencarella (3)	2006	$—	$—	$—	—	$—
Chief Financial Officer

Patrick G. Mackey (4)	2006	$208,557	$—	$4,500	75,000 (1)	$10,488
Senior Vice President	2005	$170,192	$—	$—	—	$27,933
and Principal Accounting	2004	$180,000	$—	$—	—	$25,938
Officer

Robert Bradley (5)	2006	$103,846	$75,000	$1,823	12,400 (1)	$—
VP-Business Development	2005	$28,154	$—	$608	—	$—
BCI Communications, Inc.

Michael S. Guerriero (6)	2006	$179,712	$50,000	$—	75,000 (1)	$2,300
Chief Operating Officer	2005	$48,462	$—	$—	—	$729
BCI Communications, Inc.

(1)	Represents stock options granted under the 1999 Omnibus Plan.

(2)	Mr. Berliner became Chairman and Chief Executive Officer on February 18, 2005. The amounts shown above for 2005 are amounts paid from February 18, 2005 to June 30, 2005. In September of 2006, the Board approved a bonus of $100,000 for Mr. Berliner for the fiscal year ended June 30, 2006, that was paid subsequent to that date.

(3)	Mr. Gencarella became Chief Financial Officer on July 20, 2006. Mr. Gencarella’s annual compensation is $175,000 and car allowance of $6,000.

(4)	Mr. Mackey served as Senior Vice President Chief Financial Officer until July 20, 2006 when he assumed the role of Senior Vice President and Principal Accounting Officer.

(5)	Mr. Bradley became Vice President of Business Development of BCI in July of 2005. The amounts shown above for 2005 are amounts paid from February 18, 2005 to June 30, 2005. Mr. Bradley also earned a bonus of $75,000 for the year ended June 30, 2006, that was paid subsequent to that date.

(6)	Mr. Guerriero became Chief Operating Officer of BCI on August 1, 2005. The amounts shown above for 2005 are amounts paid from February 18, 2005 to June 30, 2005. In September of 2006, a bonus of

$50,000 for Mr. Guerriero was approved for the fiscal year ended June 30, 2006, that was paid subsequent to that date.

(7)	Represents car allowance compensation.

(8)	Represents payments made by the Company for health and life insurance premiums and allocations of forfeitures in the Company’s 401(k) plan.
OPTION GRANTS DURING FISCAL YEAR 2006
     The Company has never granted any stock appreciation rights (“SARs”). Options of 162,400 to acquire shares of Common Stock were granted to the Named Executive Officers during the fiscal year ended June 30, 2006 as follows:

					Potential Realizable
		Percentage of			Value at Assumed
	Number of	Total Options			Annual Rates of Stock
	Securities	Granted to	Exercise or		Price Appreciation for
	Underlying	Employees	Base Price	Expiration	Option Term (1)
Name	Options	in Fiscal 2006	Per Share ($)	Date	5%	10%
Richard B. Berliner	—	—	—	—	—	—

Robert Bradley	10,000	2%	$0.40	12/21/2015	$2,516	$6,376
	2,400	*	$0.40	3/21/2016	$604	$1,530

Albert E. Gencarella	—	—	—	—	—	—

Michael S. Guerriero	75,000	14%	$0.40	12/21/2015	$18,870	$47,820

Patrick G. Mackey	75,000	14%	$0.40	12/21/2015	$18,870	$47,820

*	Represents less than one percent.

(1)	Potential realizable value assumes that the stock price increases from the exercise price from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of approximately 62.9% (at 5% per year) and 159.4% (at 10% per year). The assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth.

AGGREGATED OPTION EXERCISES AND YEAR-END
OPTION VALUES IN FISCAL YEAR 2005
     There were no options exercised by the Named Executive Officers during the fiscal year ended June 30, 2006, and none of the outstanding options were in the money as of that date. The following table describes the number of shares covered by exercisable and unexercisable options (adjusted for the one for 300 shares reverse split that occurred on September 16, 2005) held by the Named Executive Officers as of June 30, 2006:

			Number of Securities		Value of
	Shares		Underlying Unexercised		Unexercised
	Acquired		Options/SAR’s		In the Money
	on	Value	at Fiscal Year End		Options/SAR’s
Name	Exercise (#)	Realized ($)	Exercisable (#)	Unexercisable (#)	at Fiscal Year End ($)
Richard B. Berliner	—	—	—	—	—

Robert Bradley	—	—	7,400	5,000	$1,110

Albert E. Gencarella	—	—	—	—	—

Michael S. Guerriero	—	—	37,500	37,500	$5,625

Patrick G. Mackey	—	—	40,833	37,500	$5,625
EMPLOYMENT AGREEMENTS
     Richard B. Berliner. On January 6, 2006, we entered into an employment agreement with Richard B. Berliner, Chairman and Chief Executive Officer. The agreement was effective as of January 1, 2006 and has a term of one year. Under the agreement, Mr. Berliner will be paid an annualized base salary of $275,000 and an annual car allowance of $12,000. On September 12, 2006, the Board extended Mr. Berliner’s agreement to June 30, 2007.
     Pursuant to the agreement, Mr. Berliner is required to devote all of his business time, attention, skill and efforts exclusively to the business and affairs of us. If his employment is terminated by Berliner “Without Cause” (as defined in the agreement) or if he resigns for “Good Reason” (as defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (as defined in the agreement) or for six months, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims. Under the agreement, for twenty-four months following his termination of employment (twelve months, in certain cases), he will be subject to certain non-competition and non-solicitation restrictions.
     Albert E. Gencarella. On October 16, 2006, we entered into an employment agreement with Albert E. Gencarella, Chief Financial Officer. The agreement was effective October 10, 2006 and has a term of one year. Under the agreement, Mr. Gencarella will be paid an annualized base salary of $175,000 and an annual car allowance of $6,000. In addition, Mr. Gencarella was granted 250,000 options to purchase the Company’s common stock at the fair market value as of the date of grant.
     Pursuant to the agreement, Mr. Gencarella is required to devote all of his business time, attention, skill and efforts exclusively to the business and affairs of us. The Company acknowledges that Mr. Gencarella is currently a shareholder and/or principal owner of several corporations that may from time to time require his involvement. If his employment is terminated by Berliner “Without Cause” (as defined in the agreement) or if he resigns for “Good Reason” (as defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (as defined in the agreement) or for six months, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims. Under the agreement, for twenty-four months following his termination of employment (twelve months, in certain cases), he will be subject to certain non-competition and non-solicitation restrictions.

     Patrick G. Mackey. On January 6, 2006, we entered into an employment agreement with Patrick G. Mackey, Senior Vice President and Chief Financial Officer. The agreement was effective as of January 1, 2006 and has a term of one year. Under the agreement, Mr. Mackey will be paid an annualized base salary of $225,000 and an annual car allowance of $9,000. On July 20, 2006, Mr. Mackey assumed the role of Senior Vice President and Principal Accounting Officer and his agreement was extended to May 15, 2007.
     Pursuant to the agreement, Mr. Mackey is required to devote all of his business time, attention, skill and efforts exclusively to the business and affairs of us. If his employment is terminated by Berliner “Without Cause” (as defined in the agreement) or if he resigns for “Good Reason” (as defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (as defined in the agreement) or for six months, whichever is longer. Payments made in connection with his termination of employment are generally subject to his delivery to us of a general release of claims. Under the agreement, for twenty-four months following his termination of employment (twelve months, in certain cases), he will be subject to certain non-competition and non-solicitation restrictions.
     Michael S. Guerriero. On August 1, 2005, BCI entered into an employment agreement with Michael Guerriero as its Chief Operating Officer. The agreement was effective as of August 1, 2005 and has a term of two years. Under the agreement, Mr. Guerriero will be paid an annualized base salary of $175,000. Pursuant to the agreement, Mr. Guerriero is required to devote all of his business time, attention, skill and efforts exclusively to the business and affairs of BCI. If his employment is terminated by BCI during the term as a “Without Cause Termination” (as defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term (as defined in the agreement), but not less than the equivalent of five months of the annual base salary at the time of termination.
     Payments made in connection with Mr. Guerriero’s termination of employment are generally subject to him delivering to BCI a general release of claims. Under the agreement, for six months following his termination of employment, Mr. Guerriero will be subject to certain non-competition and non-solicitation restrictions.
     Robert Bradley. On March 11, 2005, BCI entered into an employment agreement with Robert Bradley as Vice President of Business Development. The agreement was effective as of March 11, 2005 and has a term of two years. Under the agreement, Mr. Bradley will be paid an annualized base salary of $100,000 plus a bonus (as defined in the agreement). Pursuant to the agreement, Mr. Bradley is required to devote all of his business time, attention, skill and efforts exclusively to the business and affairs of BCI. If his employment is terminated by BCI during the term as a “Without Cause Termination” (as defined in the agreement), he will be entitled to an amount equal to his base salary then in effect for the remainder of the employment term, but not less than the equivalent of five months of the annual base salary at the time termination.
     Payments made in connection with Mr. Bradley’s termination of employment are generally subject to him delivering to BCI a general release of claims. Under the agreement, for six months following his termination of employment, Mr. Bradley will be subject to certain non-competition and non-solicitation restrictions.
REPORT OF BOARD REGARDING EXECUTIVE COMPENSATION
     The Board is responsible for reviewing the compensation paid to the Company’s executive officers and determining such compensation. The Board approves all compensation paid to executive officers, with the exception of grants of stock options, which are made by the Option Subcommittee comprised of Messrs. Berliner and Nazari, subject to Board approval, as provided in the Company’s 1999 Omnibus Securities Plan and the 2001 Equity Incentive Plan. During the fiscal year ended June 30, 2006, the Board made all compensation related determinations.
PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION,
INCLUDING PRINCIPAL EXECUTIVE OFFICER COMPENSATION
     The Company’s compensation strategies are designed to attract and to retain the best possible executive talent under the circumstances. Compensation packages to executive officers include a base salary that recognizes individual performance and cash and equity-based incentives designed to align the financial interests of executives with those of the stockholders. The Company presently maintains an agreement with two of its executive officers, two executive officers of BCI, and is in the process of negotiating an agreement with its Chief Financial Officer. Each such arrangement will provide for a base salary, annual discretionary cash incentive bonus and the award of an option to purchase Common Stock. The Company also provides its executive officers with medical, retirement and other fringe benefits generally available to other Company employees. However, certain of the premiums are paid by the Company on behalf of the executive officers. Base salary for the Company’s executive officers under their respective agreements was determined by evaluating the responsibilities of the position held by, and the personal experience level of, the specific individual. In entering into these arrangements, the Board also considers such factors as each executive’s role in carrying out the Company’s business strategy and the potential for increasing value to the Company’s stockholders. The Board based its determination of the base salary and incentive compensation levels for Richard B. Berliner, Albert E. Gencarella, Patrick G. Mackey, Robert Bradley, and Michael S. Guerriero based upon their respective responsibilities and levels of business experience. Mr. Berliner does not participate in discussions about, nor decisions on, his own compensation as Chief Executive Officer.
MEMBERS OF BOARD ACTING ON BEHALF OF COMPENSATION COMMITTEE

Richard B. Berliner, Chairman	Mehran Nazari
Mark S. Dailey	John Stevens Robling
Peter J. Mixter
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     During the fiscal year ended June 30, 2006, compensation matters were handled by the Board as a whole, and no member of the Board was an officer or employee of the Company except Richard B. Berliner. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board or Compensation Committee except Richard B. Berliner.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     BCI contracts with RBI Real Estate, LLC (“RBI”) for the lease of certain vehicles used in its operations. This contract resulted in payment to RBI in an amount equal to $97,200 during fiscal year 2006. Richard B. Berliner, Chief Executive Officer and Chairman of the Board, holds a 50% ownership interest in RBI and serves as its Chief Executive Officer. The former Chief Operating Officer of Old Berliner, Inc. (formerly known as Berliner Communications, Inc.) holds the other 50% ownership in RBI.
     In April, 2006, BCI also purchased from Mr. Berliner for $23,500 an automobile that is being utilized in the business.

COMPARATIVE STOCK PERFORMANCE
     The graph below compares the cumulative total stockholder return on the Company’s Common Stock for the five years ended June 30, 2006, with the cumulative total return on the NASDAQ Composite Index and the NASDAQ Telecommunications Index over the same period (assuming an investment of $100 in the Company’s Common Stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index on July 1, 2000, and reinvestment of all dividends).

	BERL
	Closing	NASDAQ	NASDAQ
	Bid Price	Composite	Telecom
6/30/00	$100.00	$100.00	$100.00
6/30/01	2.26	54.49	35.79
6/30/02*	0.32	36.89	11.89
6/30/03	0.29	40.92	16.83
6/30/04	0.16	51.63	21.37
6/30/05	0.05	51.86	21.27
6/30/06	0.03	54.77	22.19

*	Trading halted by NASDAQ during the period July 31, 2001 to December 31, 2001.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
     BDO Seidman, LLP, (“BDO Seidman”) independent registered public accountant, audited the financial statements of the Company for the fiscal year ended June 30, 2006. The Audit Committee and the Board have also selected BDO Seidman as the Auditors of the Company for the fiscal year ending June 30, 2007. The ratification of the appointment of BDO Seidman will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of BDO Seidman is not ratified by the Company’s stockholders, the Board will appoint other independent accountants whose appointment for any period subsequent to the 2006 Annual Meeting of Stockholders will be subject to the approval of stockholders at the meeting. No member of BDO Seidman or any of its associates has any financial interest in the Company or its affiliates.
     Representatives of BDO Seidman are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions.
     On March 18, 2005, Grant Thornton, LLP (“Grant Thornton”) notified the Audit Committee and Board that it declined to stand for re-appointment as the Company’s independent registered public accounting firm following the completion of the acquisition of the operations, assets and liabilities of Old Berliner. As a result of the withdrawal, the Audit Committee immediately commenced a search for a new independent registered public accounting firm to replace Grant Thornton.
     Effective as of April 26, 2005, BDO Seidman was appointed as the Company’s new independent registered public accounting firm. During the two most recent fiscal years ended June 30, 2003, and 2004, and for the period of July 1, 2004, through April 26, 2005, we had not consulted with BDO Seidman concerning (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements, for which either a written report or oral advice was provided to us or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). However, BDO Seidman did previously serve as its independent registered public accounting firm and did perform audits of the Company’s consolidated financial statements for the fiscal years ended June 30, 1999, and 2000, and BDO Seidman continues to perform tax-related services for us. In addition, Old Berliner retained BDO Seidman, on April 14, 2005, to perform an audit of Old Berliner’s consolidated financial statements for the fiscal year ended December 31, 2004.
AUDIT FEES
     Fiscal Year 2006. The aggregate fees billed for professional services rendered by BDO Seidman for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2006, together with its review of the financial statements included in the Company’s quarterly reports on Form 10-Q and the audit of a Old Berliner and review of financial statements included in the Company’s reports on Form S-1, amounted to approximately $153,400. BDO Seidman did not perform any non-audit services for the Company during fiscal year 2006, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X. The aggregate fees paid for tax services included the preparation of the Company’s federal and state tax returns.
     The aggregate fees billed for professional services rendered by Grant Thornton for the review of the financial statements included in the Company’s annual financial statements for the fiscal year ended June 30, 2006, and review of financial statements included in the Company’s reports on Form S-1 amount to $8,800.
     Fiscal Year 2005. The aggregate fees billed for professional services rendered by BDO Seidman for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2005, together with its review of the financial statements included in the Company’s quarterly reports on Form 10-Q, review of financial statements included in the Company’s report on Form 8-K amounted to $184,300. BDO Seidman did not perform any non-audit services for the Company during fiscal year 2004, including those defined in Rule 2-11(c)(4)(ii) of Regulation S-X. The aggregate fees paid for tax services included the preparation of the Company’s federal and state tax returns.

     The aggregate fees billed for professional services rendered by Grant Thornton for the review of the financial statements included in the Company’s annual financial statements for the fiscal year ended June 30, 2005, and review of financial statements included in the Company’s reports on Form 8-K amounted to $10,500.
     All services to be performed for us by independent public accountants must be pre-approved by the Audit Committee, which has chosen not to adopt any pre-approval policies for enumerated services and situations, but instead has retained the sole authority for such approvals.

	2006	2005
Audit Fees
BDO Seidman	$153,400	$184,300
Grant Thornton	$8,800	$10,500

Audit Related Fees
BDO Seidman	$—	$—
Grant Thornton	$—	$—

Tax Fees
BDO Seidman	$25,900	$26,900
Grant Thornton	$—	$—

Other Fees
BDO Seidman	$—	$—
Grant Thornton	$—	$—

	$188,100	$221,700

     Representatives of BDO Seidman are expected to attend the Annual Meeting.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO
SEIDMAN, LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY.
OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING
     The Company knows of no other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the Annual Meeting, the persons named in the proxies will vote them in accordance with their best judgment.
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
     Stockholders are entitled to present proposals for action at the next Annual Meeting if they comply with the requirements of the proxy rules established by the Commission and the terms of the Company’s bylaws. Proposals that are intended to be presented by stockholders at the 2007 Annual Meeting must be received by the Company at 20 Bushes Lane, Elmwood Park, New Jersey 07407, by June 30, 2007, in order for them to be considered for inclusion in the Proxy Statement for the 2007 Annual Meeting. In the case of other stockholder proposals not submitted in time to be included in the Company’s proxy materials, the Company may generally exercise discretionary voting authority as conferred by proxies at the 2007 Annual Meeting.

     A stockholder may recommend a nominee to become a director of the Company by giving the secretary (at the address set forth above) a written notice setting forth certain information, including:
     • the name, age, business and residence address of the person intended to be nominated;
     • a representation that the nominating stockholder is in fact a holder of record of the Company’s common stock entitled to vote at the meeting and that he or she intends to be present at the meeting to nominate the person specified;
     • a description of all arrangements between the nominating stockholder, the nominee and other persons concerning the nomination;
     • any other information about the nominee that must be disclosed in the proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934; and
     • the nominee’s written consent to serve, if elected.
     Such nominations must be made pursuant to the same advance notice requirements for stockholder proposals set forth in the preceding paragraph. Copies of the Company’s bylaws are available upon written request made to the secretary of the Company at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for stockholder proposals to be included in out proxy materials for a meeting of stockholders. The Chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and the Company’s By-laws.
     The Company’s stockholders may communicate directly with members of its Board of Directors. For direct communication with any member of the Board, please send your communication in a sealed envelope addressed to the applicable director inside of another envelope addressed to Mr. Patrick G. Mackey, Senior Vice President and Principal Accounting Officer, Berliner Communications, Inc., 20 Bushes Lane, Elmwood Park, New Jersey 07407. Mr. Mackey will forward such communication to the indicated director.

APPENDIX A
BERLINER COMMUNICATIONS, INC.
AUDIT COMMITTEE CHARTER
Approved and Adopted on September 7, 2000
GENERAL
     The Audit Committee of the Board of Directors of Berliner Communications, Inc. shall consist of at least three independent directors. Members of the Committee shall be considered independent if they meet the independent director criteria of Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. As determined by the Board of Directors, the Members of the Committee will be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Company management, independent auditors and the Company’s General Counsel may attend each meeting or portions thereof as required by the Committee. The Committee shall meet as scheduled by the Chairperson selected by the Board of Directors, as frequently as circumstances dictate.
RESPONSIBILITIES
     The Audit Committee’s role is one of oversight whereas the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. In particular, the Committee will not plan or conduct the Company’s audit or determine whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee recognizes that the Company’s financial management and the independent auditors have more time, knowledge and more detailed information on the Company than do the members of the Committee; consequently, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditor’s work, and is not responsible for resolving disagreements, if any, between the Company’s management and the independent auditors. Additionally, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations. The following functions shall be the key responsibilities of the Audit Committee in carrying out its oversight function.
     1. Provide an open avenue of communications among the independent auditors, Company management and the Board of Directors, including private sessions with the independent auditors, and/or Company management to discuss any matters that the Committee may deem appropriate or that either of these groups believes should be discussed.
     2. Provide open communication with Company management relating to the quality and adequacy of the Company’s financial reporting process, published financial statements and/or major disclosures and the adequacy of the Company’s system of internal controls.
     3. Provide open communication with Company management and General Counsel relating to legal and regulatory matters that may have a material impact on the Company’s financial statements and Company compliance policies.
     4. Meet with Company management and independent auditors regarding the appropriateness of accounting principles followed by the Company, changes in accounting principles and their impact on the financial statements.

     5. The Committee and Board of Directors shall be ultimately responsible for the approval (subject to ratification by the shareholders), evaluation, and replacement of the independent auditors. The Committee will:
          * Monitor the independence and performance of the independent auditors and their audit of the Company’s financial statements.
          * Recommend annually the appointment of the independent auditors to the Board for its approval.
          * In accordance with The Independence Standards Board Statement No.1, request from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees.
          * Discuss with the independent auditors if any disclosed relationship or service could impact the auditors’ objectivity and independence.
          * Recommend that the Board of Directors take appropriate action in response to the auditors’ statement to ensure the independence of the independent auditors.
          * Approve the fees and other significant compensation to be paid to the independent auditors.
     6. Meet with the independent accountants and Company management to review the scope of the proposed external audit for each fiscal year. The external audit scope shall include a requirement that the independent accountants inform the Committee of any significant changes in the independent accountant’s original audit plan and that the independent accountants will conduct a review on interim financial information prior to the Company’s filing of each quarterly report to shareholders (Form 10-Q).
     7. Review with Company management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution.
     8. Meet with independent auditors, Company management and internal auditors and review their report to the Committee including comments relating to the system of internal controls, published financial statements and related disclosures, the adequacy of the financial reporting process and the scope of the independent audit. The Board of Directors and the Committee are in place to represent the Company’s stockholders; accordingly, the independent auditors are ultimately accountable to the Board of Directors and the Committee on all such matters.
     9. Review the Company’s annual audited financial statements (including results thereof) prior to filing or distribution (which review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments).
     10. Prepare a Report, for inclusion in the Company’s proxy statement, disclosing that the Committee reviewed and discussed the audited financial statements with management and discussed certain other matters with the independent auditors. Based upon these discussions, state in the Report whether the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report.
     11. Approve and monitor a code of conduct for the Company.
     12. Review and advise the Board on potential conflicts of interest regarding the Company and its officers and directors.
     13. Review and reassess the adequacy of the Audit Committee’s charter annually. If any revisions therein are deemed necessary or appropriate, submit the same to the Board for its consideration and approval.
     14. Monitor the performance of the internal auditing department.
     15. Perform any other activities consistent with this charter, the Company’s bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization and full access to all books, records, facilities and personnel of the Company. The Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.
QUORUM
     For the transaction of business at any meeting of the Audit Committee, the presence of no less than 50% of the members shall constitute a quorum.
     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under Federal securities laws or the Delaware General Corporation law which shall continue to set the legal standard for the conduct of the members of the Committee.

ANNUAL MEETING OF STOCKHOLDERS OF
BERLINER COMMUNICATIONS, INC.
December 18, 2006
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
â Please detach along perforated line and mail in the envelope providedâ
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR”
PROPOSAL 2.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF PETER J. MIXTER AS CLASS I DIRECTOR:	☐ FOR THE NOMINEE
☐ WITHHOLD AUTHORITY FOR THE NOMINEE
ELECTION OF MEHRAN NAZARI AS CLASS I DIRECTOR	☐ FOR THE NOMINEE
☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2. RATIFICATION OF SELECTION OF BDO SEIDMAN, LLP	☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt of (a) the 2006 Notice of Annual Meeting of Stockholders, (b) the 2006 Proxy Statement and (c) the 2006 Annual Report to Stockholders.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF SO DESIRED, REVOKE THE PROXYAND VOTE YOUR SHARES IN PERSON.
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.
To change the address on your account, please check the box at right and indicate your new address in the address space above. ☐
Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder: Date: .	Signature of Stockholder: Date: .

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BERLINER COMMUNICATIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned, having received the Notice, Proxy Statement, and Annual Report for the Annual Meeting of Stockholders of Berliner Communications, Inc. (the “Company”) to be held on Monday, December 18, 2006 (the “Annual Meeting”), hereby appoints Richard B. Berliner and Patrick G. Mackey, and each of them, with full power of substitution, as the undersigned’s proxies and attorneys-in-fact to vote at the Annual Meeting, or any adjournment thereof, all shares of voting stock of the Company, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote at the Annual Meeting, or any adjournment thereof, as shown on the reverse side.
(Continued and to be signed on the reverse side)